INCOME TAX	12 Months Ended
Dec. 31, 2024
Notes and other explanatory information [abstract]
INCOME TAX	INCOME TAX
For the years ended December 31, 2024, 2023 and 2022, income taxes from continued operations were as follows:

	2024	2023	2022
Current income tax expense	$5,168,497	$6,209,629	$1,044,399

Deferred income tax expense (benefit)
Temporary differences	$5,166,866	$(374,398)	$1,430,657
Change in recognition of deferred tax	(715,459)	(319,769)	(238,549)
Changes in estimates in respect to prior years	(57,844)	(534,840)	—
Deferred income tax expense (benefit)	$4,393,563	$(1,229,007)	$1,192,108
INCOME TAX EXPENSE	$9,562,060	$4,980,622	$2,236,507
Reconciliations of income taxes from the Costa Rica national statutory rate of 30% to the consolidated effective income tax rate were as follows:

	2024	2023	2022

Profit (loss) before taxes	$(9,863,991)	$12,136,627	$13,677,740
Income tax expense calculated at Costa Rica statutory tax rate of 30%	(2,959,197)	3,640,988	4,103,322
Foreign rate differential	12,442,068	1,442,871	61,500
Tax attributable to exchange gain/loss	(4,248,460)	(3,048,684)	(1,882,252)
Change in unrecognized deferred tax assets	(715,459)	(648,037)	(238,549)
Withholding tax	1,111,825	2,750,903	—
Alternative minimum tax	3,020,002	1,161,583	—
Other	911,281	(319,002)	192,486
INCOME TAX EXPENSE	$9,562,060	$4,980,622	$2,236,507

The Company operates in various jurisdictions with statutory tax rates other than 30%. During the year ended December 31, 2024, the application of the various statutory tax rates results in a $12.4 million adjustment to income tax expense, primarily attributable to transaction costs incurred in the Cayman Islands and Panama, where the applicable corporate tax rate is 0%.
The Company distributed income from an entity in Costa Rica to the parent entity in Panama. While Panama does not tax foreign source earnings, the Costa Rica entity is subject to a 15% withholding tax payable to Costa Rica for earnings distributed out of the country. The Company accrued withholding tax of $1.1 million, $2.8 million, and $0 for the years ended December 31, 2024, 2023 and 2022, respectively.
The Company is subject to an alternative minimum tax (“AMT”) of 15% in Colombia. The Colombia AMT is based on financial reporting income, subject to certain allowances and adjustments. Due to the Colombia AMT, the Company’s current tax liability in Colombia increased $3.0 million and $1.2 million during the years ended December 31, 2024 and 2023, respectively. Colombian AMT was not applicable for the year ended December 31, 2022.
Details of the Company’s deferred tax assets and liabilities were as follows:

	2024	2023
Deferred tax assets
Net operating loss and tax credit carryforwards	$3,476,116	$2,428,097
Allowance for uncollectible accounts	306,974	261,877
Other accruals	566,296	480,299
Fixed assets	—	133,781
Employee benefits	183,181	209,820
Office rent liability	—	65,656
Deferred debt interest	2,129,389	741,560
Lease liability	3,926,211	—
Other	—	7,691
Total deferred tax assets	$10,588,167	$4,328,781

	2024	2023

Deferred tax liabilities:
Investment properties unrealized gain	$(47,589,206)	$(36,507,341)
Prepaid and other assets	(414,707)	(141,469)
Deferred financing costs	(2,483,797)	(3,698,940)
Right-of-use asset	—	(86,510)
Total deferred tax liabilities	$(50,487,710)	$(40,434,260)

Net deferred tax liabilities	$(39,899,543)	$(36,105,479)
All movement in the deferred tax assets ("DTAs") and deferred tax liabilities (“DTLs”) was reflected in continuing operations and no other component of income.
As of December 31, 2024, the Company had $10.6 million and $50.5 million in DTAs and DTLs, respectively. The DTAs included approximately $3.5 million related to net operating loss carryforwards (NOLs) that can be used to offset taxable income in future periods and reduce the Company income taxes payable in those future periods. These recognized NOLs have carryforward periods ending prior to 2035.
The Company operates in Colombia, Costa Rica, Peru, El Salvador, and the United States using local country operating corporations, generally owned by holding companies in Panama and Cayman Islands. The Panama and Cayman Islands holding companies are not subject to tax on income sourced outside of Panama, and the Company has no deferred tax liability recognized for its investment in subsidiaries.
As of December 31, 2024, the Company considered it more likely than not that the benefit from certain entities’ NOL carryforwards will not be used to offset taxable profits and there are no other tax planning opportunities or other evidence of recoverability in the near future to realize these DTAs. In addition, it is possible that some or all of these NOL carryforwards could ultimately expire unused due to carryforward periods ending prior to 2035. In recognition of this risk, the Company had unrecognized deferred tax assets of $1.6 million related to these NOL carryforwards. The Company had $0.3 million of other net unrecognized deferred tax assets.
The Company files income tax returns as required by the tax laws of the jurisdictions in which it operates. In the normal course of business, the Company may be subject to examination by local tax authorities. As of December 31, 2024, in general, the Company’s local income tax years between 2018 and 2024 remained open and are subject to examination. The Company had no unrecognized tax benefits as of December 31, 2024.
In December 2021, the Organisation for Economic Co-operation and Development issued model rules for a new global minimum tax framework (“Pillar Two”), and various government around the world have passed, or are in the process of passing, legislation on this. Certain jurisdictions in which the company operates have adopted the Pillar Two framework implementing a 15% corporate minimum tax. Based on current legislation and available guidance, the Company does not anticipate Pillar Two will have a material impact to the Company’s consolidated financial statements and effective tax rate. The Company will continue to monitor additional guidance as it is released.